SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2002

Colley Corporation

(Exact name of Registrant as specified in its Charter)

Delaware

000-33345

75-2926440

(State or other jurisdiction of

(Commission File No.)

(IRS Employer

incorporation)

Identification Number)

425 Walnut Street, Suite 2300, Cincinnati, Ohio

45202

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:

(513) 721-3900

N/A

(Former name or former address, if changed since last report)

Item 2.

Acquisition of Disposition of Assets

On June 26, 2002, Colley Corporation acquired 7,417,618 shares, or 52.6%, of the outstanding common stock of The Lottery Channel, Inc. d/b/a Gamebanc Corporation, a Delaware corporation.  Colley Corporation issued 7,417,618 shares of its common stock in exchange for the shares of The Lottery Channel, Inc.  The share exchange was conducted at the rate of one share of Colley Corporation common stock for one share of common stock of The Lottery Channel, Inc.  The shares of common stock of The Lottery Channel, Inc. were acquired from Roger W. Ach, II, Carol A. Meinhardt and Chicago West Pullman, Ltd., an Ohio limited liability company.


On July 23, 2002, Colley Corporation initiated an exchange offer with the remaining shareholders of The Lottery Channel, Inc. on the basis of one share of Colley Corporation common stock for each share of The Lottery Channel, Inc. common stock and 50 shares of Colley Corporation common stock for each share of The Lottery Channel, Inc. preferred stock.  As of August 12, 2002, 7,530,565 additional shares of common stock of Colley Corporation had been issued in connection with this exchange.  As of August 12, 2002, Colley Corporation possessed on a diluted basis 97.3% of the outstanding shares of The Lottery Channel, Inc.  The pro forma financial information attached hereto as Exhibit 99.2 reflects the acquisition of a 97.3% interest in The Lottery Channel.

At August 14, 2002, Roger W. Ach, II is a director and the Chief Executive Officer and President of Colley Corporation.  Mr. Ach is a director and the President of The Lottery Channel, Inc. as well as the Manager and a member of Chicago West Pullman, Ltd.

At August 14, 2002, Carol A. Meinhardt is a director and the Executive Vice-President, Treasurer and Secretary of Colley Corporation.  Ms. Meinhardt is the Executive Vice President - Administration of The Lottery Channel, Inc. and a member of Chicago West Pullman, Ltd.

Chicago West Pullman, Ltd. acquired 525,000 shares, or 51.19%, of the outstanding common stock of Colley Corporation effective June 3, 2002.  Chicago West Pullman, Ltd. has subsequently distributed 350,000 of these shares to various irrevocable trusts of which either Mr. Ach or Ms. Meinhardt is the trustee established for the benefit of family members of Mr. Ach and Ms. Meinhardt.


Mr. Ach, Ms. Meinhardt and Chicago West Pullman, Ltd. have agreed to act as a group with respect to the shares of Colley Corporation owned by each.  Following the June 26, 2002 exchanged, Mr. Ach, Ms. Meinhardt and Chicago West Pullman, Ltd. owned 94.07% of the outstanding shares of common stock of Colley Corporation.  As of August 12, 2002, Mr. Ach, Ms. Meinhardt and Chicago West Pullman, Ltd. owned 50.46% of the outstanding shares of common stock of Colley Corporation.

The Lottery Channel, Inc. was founded in 1993 for the purpose of operating a cable television channel to distribute information about state lotteries.  Presently, The Lottery Channel, Inc. is a holding company operating in three areas of interactive entertainment: government sponsored lotteries, games and digital greetings.  The company currently owns and operates leading games and entertainment web sites that include www.lottery.com, www.gameland.com, www.cards.com, www.regards.com and www.skillmoney.com.

Item 7.  Financial Statements of Business Acquired


(a)

Financial statements are attached hereto as Exhibit 99.1.

(b)

Pro forma financial information is attached hereto as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 14, 2002

Colley Corporation

By:   /s/Carol A. Meinhardt_____________________

Carol A. Meinhardt

Executive Vice President, Secretary

Exhibit Index

Exhibit Number

Description

99.1

Financial Statements of Business Acquired

99.2

Pro Forma Financial Information

EXHIBIT 99.1

The Lottery Channel, Inc.

Interim Financial Statements

Nine-Months Ended March 31, 2002

GAMEBANC

BALANCE SHEET FOR

9 MONTHS ENDING

3/31/02

ASSETS		LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT ASSETS		CURRENT LIABILITIES

Cash	798	Current maturities of long-term obligations	777,462
Notes and Accounts Receivable		Accounts Payable	1,222,355
Trade	55,252	Accrued liabilities	365,999
		Total current liabilities	2,365,816

		Long term obligations	465,000

Total Current Assets	56,050	STOCKHOLDERS'EQUITY (DEFICIT)

		Preferred stock,no par value, 10,000,000 shares
PROPERTY AND EQUIPMENT -AT COST		authorized,2130 shares issued and outstanding
		Common stock,no par value;20,000,000 shares
Equipment	283,551	authorized 14,735,649 shares issued	1,090
Furniture and fixtures	77,075	Additional paid-in capital	35,723,553
Leasehold improvements	2,137	Accumulated deficit	(33,255,710)
Software	3,174,255		2,468,933
	3,537,018
Less accumulated depreciation and amortization	(1,864,772)	Less treasury stock,at cost 382,000 shares	(505,822)
Net property and equipment	1,672,246		1,963,111

OTHER ASSETS
Intangibles, net of amortization	3,065,631
	4,793,927		4,793,927

ASSETS		LIABILITIES

CURRENT ASSETS		CURRENT LIABILITIES

Cash	-16,389	Accounts Payable	1,265,588
Accounts Receivable	93,834	Notes Payable	-10,364
Other Receivables	35,462	Interest Payable	48,527
Prize Inventory	3,291	Taxes	126,736
Prepaid Expenses	42,813	Accrued Liabilities (including deferred salaries)	214,780
Short Term Notes	1,166,564	Other Current Liabilities	341
Employee Advances	67,660	Note Payable	28,442
		Contingent Liabilties	50,000
		Capitalized Leases	123,709

Total Current Assets	1,393,235	Total Current Liabilities	1,847,759

		Long-Term Obligations	347,900
		Total Liabilities	2,195,659
PROPERTY AND EQUIPMENT
Furniture and Fixtures	77,075	STOCKHOLDERS EQUITY
Equipment	280,828
Leasehold Improvements	16,320	Preferred stock, no par value, 10,000,000
Software	3,174,255	shares authorized. 3630 shares issued	35,000
	3,548,478	Common stock, no par value; 20,000,000
		shares authorized, 13.8 million shares outstanding
		Common stock	1,800
Less accumulated depreciation & amortization	(1,499,722)	Outstanding stock options	1,388,424
		Additional paid-in capital	34,772,632
Net Property and Equipment	2,048,756	Retained earnings	(24,063,183)
		Treasury Stock	(400,822)
OTHER ASSETS		Net Income	(3,737,168)
Intangibles, net of amortization	4,141,349
Lease Acquisition Costs	6,808
Investment in Subsidiaries	1,831,723
Trademarks	40,945
Start-up Costs	357,766
Deposits

Total Other Assets	6,378,591	Total Capital	7,996,683

Total Assets	9,820,582	TOTAL LIABILITIES & CAPITAL	10,192,342

The Lottery Channel, Inc.
Income Statement
For the Nine Months Ended March 31, 2002
Revenues:
Internet Advertising & Game Sales	382,359
Other Income	94

Total Revenues	382,453

Expenses:
Cost of Sales	271,822
Organizational costs	1,482,735
Development expense	635,921
Rent expense	126,421
Taxes	58,699
Insurance	73,041
Legal & Professional Expense	83,849

Total Expenses	2,732,488

NET LOSS	(2,350,035)

GameBanc Corporation
Statement of Cash Flows
For the nine months ending March 31,2002

Net cash flows provided by operating activities:
Net loss	($2,362,855)

Adjustment to reconcile net loss to net cash used in
operating activities:
Depreciation and amortization	698,371
Compensation related to issuance of stock options
Changes in assets and liabilities:
Prepaid expenses and other assets	22,581
Accounts payable	9,498
Accrued liabilities	1,696,893
Net cash used in operating activities	64,488

Cash flows provided by investing activities:
Acquisition of property and equipment	(559,619)
Net investment in affiliate
(559,619)

Cash flows provided in financing activities:
Borrowings(repayments) on notes payable-net	(15,000)
Additional payment on purchase of treasury stock
Proceeds from issuance of stock and warrants	548,436
533,436

Net increase(decrease) in cash	38,305

Consolidated Financial Statements and Report of Independent Certified  Public Accountants

The Lottery Channel, Inc. and Subsidiary

June 30, 2001 and 2000

CONTENTS

Page

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

CONSOLIDATED FINANCIAL STATEMENTS

  CONSOLIDATED BALANCE SHEETS

  CONSOLIDATED STATEMENTS OF OPERATIONS

  CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

  CONSOLIDATED STATEMENTS OF CASH FLOWS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors

The Lottery Channel, Inc.

We have audited the accompanying consolidated balance sheets of The Lottery Channel, Inc. (a Delaware Corporation) and Subsidiary as of June 30, 2001 and 2000, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lottery Channel, Inc. and Subsidiary as of June 30, 2001 and 2000, and the consolidated results of their operations and their consolidated cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As shown in the financial statements, the Company has experienced losses and is not generating cash from operations.  These circumstances raise substantial doubt about the Company’s ability to continue as a going concern.  The Company’s plans with respect to these matters, including plans to continue funding its development expenses, are described in Note B.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Cincinnati, Ohio

April 15, 2002

The Lottery Channel, Inc. and Subsidiary

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the years ended June 30,

	2001		2000

Net cash flows provided by (used in) operating activities:
Net loss	$(6,799,943)		$(9,633,960)
Adjustments to reconcile net loss to net cash used in
operating activities:
Depreciation and amortization	2,892,187		5,796,859
Compensation expense related to issuance of stock options	212,500		212,500
Changes in assets and liabilities:
Accounts receivable - other	126,866		(354,558)
Prepaid expenses and other assets	16,246		10,043
Accounts payable	372,539		802,713
Accrued liabilities	161,824		534,909
Net cash used in operating activities	(3,017,781)		(2,631,494)

Cash flows provided by (used in) investing activities:
Acquisition of property and equipment	(176,760)		(346,100)
Net investment in affiliate	27,754		(27,754)
Net cash used in investing activities	(149,006)		(373,854)

Cash flows provided by (used in) financing activities:
Borrowings (repayments) on notes payable - net	448,347		253,427
Additional payment on purchase of treasury stock	(105,000)		-
Proceeds from issuance of stock and warrants	2,586,037		2,807,626
Net cash provided by financing activities	2,929,384		3,061,053

Net increase (decrease) in cash	(237,403)		55,705
Cash at beginning of period	240,666		184,961

Cash at end of period	$3,263 ==========		$240,666 ===========

Supplemental disclosure of non-cash transactions:
Increase in stockholders' equity and other assets/
intangibles due to shares of common stock and stock warrants issued in
connection with acquisition of intangibles and software	$2,035,500 ==========		$4,806,410 ===========

Decrease in stockholders' equity, accrued liabilities and other assets/
intangibles due to return of common stock issued in
connection with returned intangibles and software	$1,865,482 ==========	$	- ===========

Stockholder note exchanged for stock	$3,568,750 ==========	$	- ==========

The Lottery Channel, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2001 and 2000

NOTE A - SUMMARY OF ACCOUNTING POLICIES

The Lottery Channel, Inc. and Subsidiary (“Company”) has several websites associated with the gaming industry.  The Company also offers website design and internet consulting services to government sponsored lotteries and the design and license turnkey internet game and sweepstakes packages for commercial internet sites.  During the year ended June 30, 2000, the Company was no longer reporting as a developmental stage enterprise.  Expenses related to income-producing operations have been classified as cost of sales.

1.  Basis of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, TLC of Florida, Inc.

2.  Cash

Cash includes operating cash accounts maintained at various banks.

3.  Depreciation and Amortization

Depreciation is provided in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives, principally on a declining-balance method.  Amortization of intangibles ranges from 2 to 20 years.

4.  Income Taxes

The liability method is used to account for income taxes.  Deferred tax assets and liabilities are determined based on differences between financial reporting and income tax bases of assets and liabilities, as well as net operating loss carryforwards, and are measured using the enacted tax rates and laws that will be in effect when the differences reverse.  Deferred tax assets may be reduced by a valuation allowance to reflect the uncertainty associated with their ultimate realization.

The Lottery Channel, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

June 30, 2001 and 2000

NOTE A - SUMMARY OF ACCOUNTING POLICIES (continued)

5.  Stock-Based Compensation

The Financial Accounting Standards Board issued SFAS No. 123, “Accounting for Stock-Based Compensation,” in the fall of 1995.  The statement encourages, but does not require, companies to record compensation cost for stock-based employee compensation plans at fair value beginning in fiscal 1996.  The Company elected to account for stock-based compensation using the intrinsic value method prescribed in “Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees.”  Accordingly, compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Company’s common stock at the date of grant over the amount an employee must pay to acquire the stock.  The Company adopted SFAS No. 123 for disclosure purposes and to account for any stock options granted to non-employees.

6.  Use of Estimates in Financial Statements

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

7.  Advertising

Advertising costs are charged to expense as incurred.  Advertising expenses for fiscal years 2001 and 2000 were $112,774 and $36,479, respectively.

8.   Revenue Recognition

The Company revenues are derived principally from advertising and are recognized as “impressions”, or times an advertisement appears in pages viewed by users of the Company’s online properties, are delivered.  Some revenue is earned from barter transactions, which are recorded at fair value of the services provided or received, whichever is more readily determined in the circumstances.

The Lottery Channel, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

June 30, 2001 and 2000

NOTE B - FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The Company has incurred losses from operations primarily as a result of treating virtually all development expenses since inception as current operating expenses, as required by generally accepted accounting principles.  Through June 30, 1999, the Company was not generating cash from operations.  Beginning in fiscal year 2000, the Company began generating cash from operations and is no longer considered a developmental stage company.  However, operations are still funded principally by equity capital.  The Company plans to continue to fund its development expenses through additional capital raising activities, including one or more offerings of equity and/or debt through private placements and/or public offerings.  The Company’s ability to continue in existence and to develop its infrastructure depends on its ability to raise other additional capital.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The Company is still building its operational infrastructure.  Additional capital raised by the Company, if any, will be used for this purpose and to fund its planned launch of regional and national operations.

NOTE C - LEASE COMMITMENTS

The Company leases office space, production studio, and an auto under operating leases that expire at various dates through 2002.  Rent expense totaled $239,784 and $251,056 for the years ended June 30, 2001 and 2000, respectively.

The future minimum rental commitments as of June 30, 2001 are as follows:

2002

$140,588

2003

135,237

2004

125,143

2005

129,528

2006

100,182

$630,678

=======

The Lottery Channel, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

June 30, 2001 and 2000

NOTE D - STOCKHOLDER NOTES RECEIVABLE

During fiscal year 2001, the President and principal shareholder of the Company purchased 3,568,750 shares of common stock from the Company at $1 per share in exchange for a $3,568,750 note.  The note bears interest at 6% and does not have a specified due date.  Interest has been capitalized into the note receivable.  Other transactions with the President and principal shareholder of the Company were offset against this note (see Note E).  As required under U.S. GAAP, the net amount of the note has been classified as a component of stockholders’ equity.

NOTE E - RELATED PARTY TRANSACTIONS

At June 30, 1999, the Company had notes receivable due from a related party in the amounts of $2,974,369 and $24,820,000 (see Note D).  The $2,974,369 note receivable, which is primarily the accrued interest receivable on the $24,820,000 notes, bears interest at 6% and does not have a specified due date.  The $2,974,369 note has been fully reserved at June 30, 1999 as the primary assets of the related party are shares of the Company.  It is not the Company’s intent to call these notes.  The terms of a portion of the $24,820,000 notes restrict the maker from disposing of any shares of the Company prior to satisfaction of the notes.  During fiscal year 2000, the Company wrote off the total amount of the notes receivable and related interest.

The Company had a note receivable of $617,713 from the President and principal stockholder of the Company at June 30, 2000.  No interest was charged on the note.  The Company also had accrued employment compensation due to the President totaling $508,268 at June 30, 2000.  The Company has the right to offset the note receivable and accrued employment compensation (see Note D).

The Lottery Channel, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

June 30, 2001 and 2000

NOTE F - LONG TERM OBLIGATIONS

Long term obligations at June 30, consist of the following:

2001

2000

Note for the acquisition of all business and assets of

  Lottoballs.com, LLC

$347,900

$        -

Note due to owner of Promo-Travel International, Inc.

  for the reversal of merger, payments of $75,000 due quarterly beginning June 1, 2001

300,000

-

Note for the acquisition of all business and assets of

  Lottonet New Media Services

-

250,000

Note to Bingo Inc., for purchase of internet domain

  name, payments are made quarterly at a rate of $.001

  per visit on the lottery.com website

28,442

69,696

Capital lease obligations

109,821

  18,120

786,163

337,816

Less current maturities

704,816

287,592

$  81,347

$  50,224

=====

=====

Long-term obligations mature as follows:

Years Ending June 30,

2003

$29,672

$46,836

2004

37,252

3,388

2005

14,423

     -

$81,347

$50,224

=====

=====

NOTE G - EMPLOYEE STOCK OPTIONS

In October 1995, 300,000 options were granted to a former employee at an option price of $.001 per share with no expiration date (adjusted for 10 for 1 stock split effective July 1, 1996).  The remainder of outstanding options has been issued to current employees.

During fiscal 1998, the Company granted options to employees to purchase 170,000 shares of common stock at exercise prices below the deemed fair value for accounting purposes of the stock options at the date of grant.  The Company recorded an increase to additional paid-in capital and a

The Lottery Channel, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

June 30, 2001 and 2000

NOTE G - EMPLOYEE STOCK OPTIONS (continued)

corresponding charge to unearned compensation in the original amount of $850,000 to recognize the aggregate difference between such deemed fair value and the exercise price.  The unearned compensation was being amortized over the option-vesting period of four years, and is fully amortized at June 30, 2001.

The following summarizes the stock option transactions for the fiscal years ended June 30, 2001 and 2000:

Weighted Average

Shares

  Exercise Price

Options outstanding June 30, 1999

2,706,100

6.92

  Granted

3,535,333

8.82

  Terminated

(1,000)

.001

Options outstanding June 30, 2000

6,240,433

8.00

  Granted

9,000

1.00

  Exercised

(2,975,333)

1.00

  Terminated

(123,500)

1.00

Options outstanding June 30, 2001

3,150,600

0.91

========

The following summarizes options outstanding and exercisable at June 30, 2001:

	Options Outstanding			Options Exercisable
		Weighted
		Average	Weighted		Weighted
	Number	Remaining	Average	Number	Average
Exercise	Outstanding	Contractual	Exercise	Exercisable	Exercise
Price	At 6/30/00	Life	Price	At 6/30/00	Price

$ 0.001	299,000	-	$ 0.001	299,000	$ 0.001
1.00	2,851,600	1.72	1.00	2,842,600	1.00

	3,150,600		$ 0.91	3,141,600	$ 0.90

Certain options were modified in 2001 resulting in a $155,030 charge to operations.

The Lottery Channel, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

June 30, 2001 and 2000

NOTE G - EMPLOYEE STOCK OPTIONS (continued)

The weighted average fair value at date of grant for options granted during fiscal years ended June 30, 2001 and 2000 were $1.00 and $1.73, respectively.  The fair value of options at the date of grant was estimated using the Black-Scholes model with the following weighted average assumptions:

Fiscal 2001

Fiscal 2000

Expected life (years)

2.39

1.5

Interest rate

3.37%

6.0%

Volatility

0.01%

0.1%

Dividend yield

0%

0%

Had compensation cost for the Company’s stock options issued to employees been determined based on the fair value at the grant date for awards in fiscal years ended June 30, 2001 and 2000, consistent with the provisions of SFAS No. 123, “Accounting for Stock-Based Compensation,” the Company’s net loss would have increased by $680 and $6,102,881, respectively.

NOTE H - INCOME TAXES

The Company has adopted the provisions of Statement of Financial Accounting Standards No. 109.  Accordingly, a deferred tax liability or deferred tax asset (benefit) is computed by applying the current statutory tax rates to net taxable or deductible temporary differences between pretax financial and taxable income.

Deferred tax benefits are recorded only to the extent that the amount of net deductible temporary differences or carryforward attributes may be utilized against current period earnings, offset against taxable temporary differences reversing in future periods, or utilized to the extent of management’s estimate of future taxable income.  Deferred tax liabilities are provided for on differences between amounts reported for financial and tax basis accounting.

The Company’s principal temporary differences between pretax financial loss and taxable loss results from the deferral of start-up costs for tax purposes and the accrual of amounts due to related parties.

At June 30, 2001, due to the Company’s cumulative losses since inception, a Federal loss carryforward of approximately $31,000,000 may be utilized in the future (expiring at various dates through 2015).

The Lottery Channel, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

June 30, 2001 and 2000

NOTE H - INCOME TAXES (continued)

Net deferred tax assets have been offset by a valuation allowance of equal amounts at June 30, 2001 and 2000 due to the uncertainty of realizing the net deferred tax asset through future operations.  The valuation allowances were $9,922,000 and $6,896,000 at June 30, 2001 and 2000, respectively.  The valuation allowance increased $3,026,000 and $3,334,000 at June 30, 2001 and 2000, respectively.  Gross deferred tax liabilities were immaterial for all years.

NOTE I - COMMON STOCK

The Company issued common shares to investors in transactions that it believes were exempt from the registration requirements of Federal and state securities laws.  In October 1996, in connection with the Company’s reincorporation in the state of Delaware (see Note J), management became aware that certain filings and other conditions of exemption may not have been fulfilled and, to mitigate its risks, the Company offered its stockholders the right to rescind their purchase of shares.  All remaining stockholders of the Company as of December 31, 1997, who had received the rescission offer, had declined it.  The Company also filed exemptions with various states for the sale of common shares.  The Company could be required to take other steps in connection with securities registration or exemptions from registration.

As of July 1, 1996, the Company split its shares on a 10 to 1 basis.  All share information reflects the effect of the split.

NOTE J - INTANGIBLE

On September 21, 1998, the Company signed an agreement with NBC Multimedia, Inc., a subsidiary of General Electric Co., whereby NBC received 19.9% or 1,290,545 shares of common stock of the Company in exchange for a variety of internet-based services, distribution and access.  The agreement was valued at $10,750,240, which was based upon the current selling price (after considering value of warrants issued) of the Company’s common stock at the time the agreement was signed.  The agreement had an initial term of one year, and the agreement was renewed for one year.  The Company also issued to NBC options to purchase an additional 20.1% or 30.2% of the Company’s shares of common stock at a price equal to a 20% premium over recent private purchases of shares of common stock of the Company or at a price equal to the current market price of the Company’s shares of common stock at the time of exercise of the options.  The price depends on the option exercised by NBC.  Exercise of the options would have the effect of NBC owning either 40% or 50.1% of the common stock of the Company.  The options are exercisable for ten years.

The Lottery Channel, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

June 30, 2001 and 2000

NOTE K – CONTINGENCIES

The Company has two judgments against them totaling approximately $830,000, for which they believe they will ultimately not be held responsible.  In addition, the Company has asserted certain counterclaims; therefore, no liability has been recorded as of June 30, 2001.

The Company is also involved in other litigation.  In the opinion of management, the ultimate disposition will not have a material adverse effect upon the Company’s financial statements.

The Company has various employment contracts that may result in liability to the Company if the employees are terminated.

NOTE L - STOCK RIGHTS AND WARRANTS

The Company issued stock rights to people in connection with the sale of certain shares of company stock.  There were 613,400 stock rights outstanding at June 30, 2001, expiring on December 31, 2002.  The rights allow the purchase of stock at $2 a share.

The Company issued warrants for various acquisitions totaling 1,231,000 warrants at a weighted average price of $1.59 each.

NOTE M - SUBSEQUENT EVENT

The Company changed its name to GameBanc Corporation effective July 1, 2001.

EXHIBIT 99.2

		COLLEY CORPORATION
		PROFORMA BALANCE SHEET March 31, 2002

ASSETS		LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT ASSETS		CURRENT LIABILITIES

Cash	798	Current maturities of long-term obligations	777,462
Notes and Accounts Receivable		Accounts Payable	1,222,355
Trade	55,252	Accrued liabilities	365,999
		Total current liabilities	2,365,816

		Long term obligations	465,000

Total Current Assets	56,050	STOCKHOLDERS'EQUITY (DEFICIT)

		Preferred stock,no par value, 10,000,000 shares
PROPERTY AND EQUIPMENT -AT COST		authorized
		Common stock,no par value;40,000,000 shares
Equipment	283,551	authorized, 15,239,850 shares issued	1,090
Furniture and fixtures	77,075	Additional paid-in capital	71,136,266
Leasehold improvements	2,137	Accumulated deficit	(33,255,710)
Software	3,174,255		37,881,646
	3,537,018
Less accumulated depreciation and amortization	(1,864,772)
Net property and equipment	1,672,246		37,881,646

OTHER ASSETS
Investment in GameBanc	35,918,535
Intangibles, net of amortization	3,065,631
	38,984,166

	40,712,462		40,712,462

ASSETS		LIABILITIES

CURRENT ASSETS		CURRENT LIABILITIES

Cash	-16,389	Accounts Payable	1,265,588
Accounts Receivable	93,834	Notes Payable	-10,364
Other Receivables	35,462	Interest Payable	48,527
Prize Inventory	3,291	Taxes	126,736
Prepaid Expenses	42,813	Accrued Liabilities (including deferred salaries)	214,780
Short Term Notes	1,166,564	Other Current Liabilities	341
Employee Advances	67,660	Note Payable	28,442
		Contingent Liabilties	50,000
		Capitalized Leases	123,709

Total Current Assets	1,393,235	Total Current Liabilities	1,847,759

		Long-Term Obligations	347,900
		Total Liabilities	2,195,659
PROPERTY AND EQUIPMENT
Furniture and Fixtures	77,075	STOCKHOLDERS EQUITY
Equipment	280,828
Leasehold Improvements	16,320	Preferred stock, no par value, 10,000,000
Software	3,174,255	shares authorized. 3630 shares issued	35,000
	3,548,478	Common stock, no par value; 20,000,000
		shares authorized, 13.8 million shares outstanding
		Common stock	1,800
Less accumulated depreciation & amortization	(1,499,722)	Outstanding stock options	1,388,424
		Additional paid-in capital	34,772,632
Net Property and Equipment	2,048,756	Retained earnings	(24,063,183)
		Treasury Stock	(400,822)
OTHER ASSETS		Net Income	(3,737,168)
Intangibles, net of amortization	4,141,349
Lease Acquisition Costs	6,808
Investment in Subsidiaries	1,831,723
Trademarks	40,945
Start-up Costs	357,766
Deposits

Total Other Assets	6,378,591	Total Capital	7,996,683

Total Assets	9,820,582	TOTAL LIABILITIES & CAPITAL	10,192,342